                                                                  Exhibit 10.168


tyco                         Mark Saylor               Tyco Capital fka The CIT
----------                   Phone 480-784-2383        Group/EF
Capital                      Fax 480-858-1438          1540 W. Fountainhead Pkwy
                             E-Mail                    Tempe, AZ 85282
                             Mark.saylor@cit.com
                             -------------------       P.O. Box 27248
                                                       Tempe, AZ 85285


January 15, 2002

Mr. Brad Larson
Meadow Valley Contractors, Inc.
4411 South 40th Street
Phoenix, AZ  85040

Re: Amendment No. 1 to Restated and Amended Revolving Loan Agreement (the "Agreement") dated July 27, 2001.

Dear Brad:

The above Agreement is hereby amended as follows:

Section 1. Loans. The "Termination Date" is changed to January 1, 2003.

Section 4. Repayment of Loans. The date in Subsection 4.2 is changed to January 31, 2003.

Section 5. Interest. The rate in the first sentence is changed to "governing rate" plus .50%.

Section 7. Available Line of Credit. Subsection 7.3 is entirely replaced by the following:

All other terms and conditions of the Agreement will remain in full force and effect.

Sincerely,



Mark Saylor
CIT Group/Equipment Financing, Inc.



Agreed to:

Meadow Valley Contractors, Inc.



By: /s/ KENNETH D. NELSON
    -------------------------

Title: Vice President
       ----------------------

Date: 1-28-02
      -----------------------


Guarantor Acknowledgement:

Meadow Valley Corporation



By: /s/ Bradley E. Larson
    -------------------------

Title: President
       ----------------------

Date: 1-28-02
      -----------------------


Tyco Capital companies are subsidiaries of Tyco International Ltd.

tyco                         Mark Saylor               Tyco Capital fka The CIT
----------                   Phone 480-784-2383        Group/EF
Capital                      Fax 480-858-1438          1540 W. Fountainhead Pkwy
                             E-Mail                    Tempe, AZ 85282
                             Mark.saylor@cit.com
                             -------------------       P.O. Box 27248
                                                       Tempe, AZ 85285


January 15, 2002

Mr. Brad Larson
Ready Mix, Inc.
3430 Flamingo Rd. #100
Las Vegas, NV 89121-5018

Re: Amendment No. 1 to Revolving Loan Agreement (the "Agreement") dated July 27, 2001.

Dear Brad:

The above Agreement is hereby amended as follows:

Section 1. Loans. The "Termination Date" is changed to January 1, 2003.

Section 4. Repayment of Loans. The date in Subsection 4.2 is changed to January 31, 2003.

Section 5. Interest. The rate in the first sentence is changed to "governing rate" plus .50%.

Section 7. Available Line of Credit. Subsection 7.3 is entirely replaced by the following:

All other terms and conditions of the Agreement will remain in full force and effect.

Sincerely,



Mark Saylor
CIT Group/Equipment Financing, Inc.



Agreed to:

Ready Mix, Inc.



By: /s/ KENNETH D. NELSON
    -------------------------

Title: Vice President
       ----------------------

Date: 1-28-02
      -----------------------


Guarantor Acknowledgement:

Meadow Valley Corporation



By: /s/ Bradley E. Larson
    -------------------------

Title: President
       ----------------------

Date: 1-28-02
      -----------------------


Tyco Capital companies are subsidiaries of Tyco International Ltd.